UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 17, 2020

Date of Report (Date of earliest event reported)

BALLANTYNE STRONG, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

4201 Congress Street, Suite 175
Charlotte, North Carolina	28209
(Address of principal executive offices)	(Zip Code)

(704) 994-8279

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, $.01 par value	BTN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2020, in response to the continued impact of the COVID-19 pandemic on the Company, the economy and the industry, each executive officer of Ballantyne Strong, Inc. (the “Company”) agreed to a third temporary reduction in the base salaries otherwise payable to the executive officers. On August 18, 2020, the Board of Directors of the Company approved these reductions. Mark D. Roberson, Chief Executive Officer of the Company, Ray F. Boegner, President of Strong Entertainment, and Todd R. Major, Chief Financial Officer of the Company, have agreed to a 25% reduction in each of their salaries. Following such reductions, Messrs. Roberson’s, Boegner’s and Major’s annual base salary rates are $187,500, $206,250, and $150,000, respectively.

The base salary reductions are effective from August 1, 2020 until and including August 31, 2020. The base salary reductions are expected to be temporary until the Company resumes normal operations.

The Company entered into letter agreements with Messrs. Roberson, Boegner and Major regarding the salary reductions. The description set forth above is qualified in its entirety by the full text of the letter agreements, which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit
No.	Description

10.1	Letter Agreement, dated as of August 17, 2020, by and between the Company and Mark D. Roberson.

10.2	Letter Agreement, dated as of August 17, 2020, by and between the Company and Ray F. Boegner.

10.3	Letter Agreement, dated as of August 17, 2020, by and between the Company and Todd R. Major.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE STRONG, INC.

Date: August 18, 2020	By:	/s/ Todd R. Major
Todd R. Major
Chief Financial Officer